                                                                    EXHIBIT 10.3


                         REGISTRATION RIGHTS AGREEMENT

                                By and Between

                               USSEARCH.com Inc.

                                      and

                                InfoSpace, Inc.



                        Dated as of September 29, 2000

                         REGISTRATION RIGHTS AGREEMENT
                         -----------------------------

     This REGISTRATION RIGHTS AGREEMENT (the "Agreement") is dated as of September 29, 2000, by and between USSEARCH.com Inc., a Delaware corporation (the "Company"), and InfoSpace, Inc., a Delaware corporation (the "Investor").
      -------                                                      --------

     WHEREAS, the Investor has received a Warrant (the "Warrant") to purchase shares of common stock of the Company (the "Common Stock") pursuant to that
                                            ------------
certain Contract Cancellation, Settlement and Release Agreement of even date herewith (the "Cancellation Agreement").
               ----------------------

     WHEREAS, the execution and delivery of this Agreement is a condition precedent to the transactions contemplated by the Cancellation Agreement.

     NOW, THEREFORE, in consideration of the premises, as an inducement to the

Investor to consummate the transactions contemplated by the Cancellation Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby covenant and agree with each other as follows:

     1.   Certain Definitions.  As used in this Agreement, the following terms
          -------------------
shall have the following respective meanings (capitalized terms used herein and not otherwise defined shall have the respective meaning set forth in the Cancellation Agreement):

          "Commission" shall mean the United States Securities and Exchange
           ----------
Commission, or any other federal agency at the time administering the Securities Act and the Exchange Act.

          "Exchange Act" shall mean the Securities Exchange Act of 1934, as
           ------------
amended, or any similar successor federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

          "Person" shall mean an individual, a corporation, a partnership, a
           ------
joint venture, a trust, an unincorporated organization, a limited liability company or partnership, a government and any agency or political subdivision thereof.

          "Registrable Securities" shall mean (a) the Warrant Shares and (b) any
           ----------------------
other securities issued or issuable with respect to any such Warrant Shares by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization; provided, however, that any such shares shall cease to be Registrable
--------   -------
Securities when (i) a registration statement covering such shares has been declared effective by the Commission and such shares have been disposed of pursuant to such effective registration statement; (ii) such shares have been sold pursuant to Rule 144 under the Securities Act; or (iii) such shares are eligible for public sale pursuant to the provisions of paragraph (k) of Rule 144 and the Company has removed any restrictive legends on certificates representing such shares so that they may be eligible for public sale pursuant to the provisions of paragraph (k) of Rule 144.

          "Registration Expenses" shall mean the expenses so described in
           ---------------------
Section 6 hereof.

          "Securities Act" shall mean the Securities Act of 1933, as amended,
           --------------
or any similar successor federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

          "Warrant Shares" shall mean the shares of Common Stock issued to the
           --------------
Investor pursuant to its exercise of the Warrant.

     2.   Demand Registration
          -------------------

          (a) At any time the Investor may request that the Company register under the Securities Act Registrable Securities held by the Investor, if the reasonably anticipated aggregate offering price to the public of such public offering (net of reasonably anticipated underwriting discounts and commissions) would exceed Three Million Dollars in the manner specified in such request (the "Minimum Offering Proceeds"). The Company will use commercially reasonable efforts to expeditiously effect the registration of all Registrable Securities requested to be registered by the Investor, but only to the extent provided for in this Agreement. Notwithstanding anything to the contrary contained herein, no request may be made under this Section 2: (i) within one hundred eighty (180) days after the effective date of a registration statement filed by the Company covering a firm commitment underwritten public offering in which the Investor shall have been entitled to join pursuant to Section 4 hereof, regardless of whether such offering included all of the Registrable Securities as to which registration was requested or not; (ii) within one hundred eighty (180) days after the effective date of the first registration under this Section 2; and
(iii) at all, after the effective date of the second registration under this
Section 2.

          (b) Whenever a requested registration pursuant to Section 2(a) hereof is for an underwritten offering, if the managing underwriter of such offering determines in good faith that the number of Registrable Securities so included should be limited due to market conditions and/or the necessity of including in such offering securities to be sold for the account of the Company, the Investor's Registrable Securities included in such offering shall be reduced accordingly.

          (c) Whenever a requested registration pursuant to Section 2(a) hereof is for an underwritten public offering, the Company shall have the right to select the managing underwriter. The Company may not cause any other registration of securities for sale for its own account (other than a registration effected solely to implement an employee benefit plan or a transaction to which Rule 145 under the Securities Act is applicable) to become effective within one hundred twenty (120) days following the effective date of any registration required pursuant to this Section 2.

          (d) If, at the time of any request to register Registrable Securities pursuant to Section 2(a) hereof, the Company is preparing a registration statement for a public offering (other than a registration effected solely to implement an employee benefit plan or a transaction to which Rule 145 under the Securities Act is applicable) which in fact is filed within sixty (60) days after the request, or is engaged in any activity (including a concurrent or proposed security issuance or acquisition) which, in the good faith determination of the Company's Board of Directors, would be adversely affected by the requested registration, then the Company may at its option direct that such request be delayed for a period (the "Black-Out Period") not in excess of
                                           ----------------
one hundred eighty (180) days from the effective date of such offering or the date of commencement of such other activity, as the case may be. Nothing in this Section 2(d) shall preclude the Investor from enjoying registration rights which it might otherwise possess under Section 4 hereof.

     3.   Form S-3
          --------

          (a) The Company shall use commercially reasonable efforts to qualify and remain qualified to register securities on Form S-3 (or any successor form) under the Securities Act. If the Company is so qualified, the Investor shall have the right to request up to two registrations in any twelve (12) month period on Form S-3 (or any successor form) for Registrable Securities held by the Investor, including registrations for the sale of such Registrable Securities on a delayed or continuous basis pursuant to Rule 415 under the Securities Act (a "Shelf Registration Statement"). Such requests shall be in
                   ----------------------------
writing and shall state the number of shares of Registrable Securities to be disposed of and the intended method of disposition of such shares by the Investor. Notwithstanding anything to the contrary expressed or implied herein, the Company shall have no obligation to register any Registrable Securities of the Investor unless it is reasonably anticipated that the Investor will receive at least the Minimum Offering Proceeds.

          (b) If, at the time of any request to register Registrable Securities pursuant to this Section 3, the Company is preparing a registration statement for a public offering (other than a registration effected solely to implement an employee benefit plan or a transaction to which Rule 145 of the Securities Act is applicable) which in fact is filed and becomes effective within ninety (90) days after the request, or is engaged in any activity (including a concurrent or proposed security issuance or acquisition) which, in the good faith determination of the Company's Board of Directors, would be adversely affected by the requested registration, then the Company may request a Black-Out Period in accordance with, and subject to, Section 2(d) hereof with respect to the registration requested pursuant to this Section 3. Subject to the foregoing, the Company will use commercially reasonable efforts, in each case, to effect promptly the registration of the Registrable Securities to the extent requested by the Investor on Form S-3 and to keep such registration effective until the Registrable Securities registered thereunder are sold.

          (c) In the case of a Shelf Registration Statement, upon receipt of any notice (a "Suspension Notice") from the Company of the happening of any event
           -----------------
which makes any
statement made in the Shelf Registration Statement, related prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or which requires the making of any changes in such Shelf Registration Statement, prospectus or document so that in the case of the registration statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and, in the case of the prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, the Investor shall forthwith discontinue disposition of such Registrable Securities pursuant to such Shelf Registration Statement until the Investor's receipt of the copies of the supplemented or amended prospectus or until it is advised in writing (the "Advice") by the Company that the use of
                                     ------
the prospectus may be resumed, and has received copies of any additional or supplemental filings which are incorporated by reference in the prospectus. In the event that the Company shall give any Suspension Notice, the Company shall use commercially reasonable efforts and take such actions as are reasonably necessary to render the Advice and end the Suspension Period as promptly as practicable.

     4.   Piggyback Registration.  If the Company at any time proposes to
          ----------------------
register any of its securities under the Securities Act (except with respect to registration statements on Forms S-4, S-8 or another form not available for registering the Registrable Securities for sale to the public) for sale to the public, the Company shall give written notice to the Investor of its intention to do so. Upon the written request of the Investor given within twenty (20) days after receipt by the Investor of such notice, the Company shall, subject to the limitations contained in this Section 4, use commercially reasonable efforts to cause such Registrable Securities of the Investor as the Investor may have requested to be registered under the Securities Act and qualified for sale under any state blue sky law, all to the extent required to permit the sale or other disposition of such Registrable Securities; provided, however, that if the
                                            --------  -------
registration being proposed by the Company relates to an underwritten public offering and the Company is advised in writing in good faith by any managing underwriter of such offering that the amount of the Company's securities proposed to be sold by Persons other than the Company (collectively, the "Selling Stockholders") is greater than the amount which can be offered without
 --------------------
adversely affecting the offering, the Company may reduce the amount offered for the accounts of the Selling Stockholders (including the Investor) to a number deemed satisfactory by such managing underwriter.

     5.   Registration Procedures.  If and whenever the Company is required by
          -----------------------
the provisions of this Agreement to use commercially reasonable efforts to effect the registration of any of its securities under the Securities Act, the Company shall, as expeditiously as possible:

          (a) prepare and file with the Commission a registration statement or registration statements on any appropriate form under the Securities Act available for the sale to the public of the Registrable Securities by the Investor in accordance with the intended method or methods of distribution thereof, and cause each such registration statement to become effective and remain effective as provided herein; provided, however, that before filing a
                                     --------  -------
registration statement or prospectus or any amendments or supplements thereto (including documents that would be incorporated or deemed to be incorporated therein by reference) the Company shall furnish to the Investor, and the managing underwriters, if any, copies of all such documents proposed to be filed, which documents shall be subject to the review of the Investor and such underwriters, and (with respect to registrations under Sections 2 and 3 hereunder) the Company shall not file any such registration statement or amendment thereto or any prospectus or any supplement thereto (including such documents which, upon filing, will be incorporated or deemed to be incorporated by reference therein) to which the Investor or the managing underwriter, if any, shall reasonably object on a timely basis;

          (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all securities covered by such registration statement whenever the Investor shall desire to sell or otherwise dispose of the same, but only to the extent provided in this Agreement;

          (c) furnish to the Investor and the underwriters, if any, without charge, such number of copies of such registration statement, any amendments thereto, any documents incorporated by reference therein, the prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as the Investor may reasonably request in order to facilitate the public sale or other disposition of the securities owned by the Investor;

          (d) register or qualify the securities covered by such registration statement under the securities or blue sky laws of any state or other jurisdiction that the Investor shall reasonably request, use all reasonable efforts to keep such registration or qualification (or exemption from such registration or qualification) effective during the period the applicable registration statement is required to be kept effective, and do any and all other acts and things which may be necessary under such securities or blue sky laws to enable the Investor to consummate the public sale or other disposition in such jurisdictions of the securities owned by the Investor, except that the Company shall not for any such purpose be required to qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified;

          (e) notify the Investor and the managing underwriters, if any, promptly, and (if requested by any such person) confirm such notice in writing,
(i) when a prospectus or any prospectus supplement or post-effective amendment has been filed, and, with respect to a registration statement or any post-effective amendment, when the same has become effective, (ii) of any request by the Commission or any other federal or state governmental authority for amendments or supplements to a registration statement or related prospectus or for additional information, (iii) of the issuance by the Commission or any other federal or state governmental authority of any stop order suspending the effectiveness of a registration statement or the initiation of any proceedings for that purpose, (iv) if at any time the representations and warranties of the Company contained in any agreement contemplated by Section 5(i) hereof cease to be true and correct, (v) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, (vi) of the occurrence of any event which makes any statement made in such registration statement or related prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or which requires the making of any changes in a registration statement, prospectus or any such document so that, in the case of the registration statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and, in the case of the prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and
(vii) of the Company's reasonable determination that a post-effective amendment to a registration statement would be appropriate;

          (f) use commercially reasonable efforts to prevent the issuance of any stop order suspending the effectiveness of a registration statement, and if one is issued, use commercially reasonable efforts to obtain the withdrawal of any stop order suspending the effectiveness of a registration statement, or the lifting of any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest possible moment;

          (g) if requested by the managing underwriter or underwriters (if any), the Investor, or the Investor's counsel, promptly incorporate in a prospectus supplement or post-effective amendment such information as such managing underwriter or underwriters (if any), the Investor, or the Investor's counsel reasonably requests to be included therein, including, without limitation, with respect to the securities being sold by the Investor to such underwriter or underwriters, the purchase price being paid therefor by such underwriter or underwriters and, with respect to any other terms of an underwritten offering, of the securities to be sold in such offering, and promptly make all required filings of such prospectus supplement or post-effective amendment;

          (h) make available to the Investor, any underwriter participating in any disposition pursuant to a registration statement, and any attorney, accountant or other agent or representative retained by the Investor or underwriter (collectively, the "Inspectors"), all financial and other records,
                                ----------
pertinent corporate documents and properties of the Company, as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company's officers, directors and employees to supply all information reasonably requested by any Inspector in connection with such registration statement;

          (i) enter into any reasonable underwriting agreement required by the proposed underwriter(s) for the Investor, if any, and use commercially reasonable efforts to facilitate the public offering of the securities; provided, however, that the Company shall have the right to select any underwriter, and the Investor shall be required to execute any such reasonable underwriting agreement;

          (j) furnish to the Investor a signed counterpart, addressed to the Investor, of (i) an opinion of counsel for the Company, dated the effective date of the registration statement, which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the managing underwriters, and
(ii) a "comfort" letter signed by the independent public accountants who have certified the Company's financial statements included in the registration statement, covering substantially the same matters with respect to the registration statement (and the prospectus included therein) and (in the case; of the accountants' letter) with respect to events subsequent to the date of the financial statements, as are customarily covered (at the time of such registration) in opinions of issuer's counsel and in accountants' letters delivered to underwriters in underwritten public offerings of securities;

          (k) use commercially reasonable efforts to cause the securities covered by such registration statement to be listed on the securities exchange or quoted on NASDAQ;

          (l) otherwise use commercially reasonable efforts to comply with all applicable rules and regulations of the Commission and make generally available to its security holders, in each case as soon as practicable, but not later than forty five (45) days after the close of the period covered thereby, an earnings statement of the Company which will satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any comparable successor provisions);

          (m) otherwise cooperate with the underwriter(s), the Commission and other regulatory agencies and take all actions and execute and deliver or cause to be executed and delivered all documents necessary to effect the registration of any securities under this Agreement; and

          (n) in connection with any underwritten offering, cause appropriate members of management of the Company to cooperate and participate on a reasonable basis in the underwriters' "road show" conferences related to such offering.

     6.   Expenses.  All expenses incurred by any party hereto in effecting the
          --------
registrations provided for in Sections 2, 3 and 4 hereof, including, without limitation, all registration and filing fees, printing expenses, reasonable fees and disbursements of counsel for the Investor, underwriting expenses (other than fees, commissions or discounts), expenses of any audits incident to or required by any such registration and expenses of complying with the securities or blue sky laws of any jurisdictions pursuant to Section 5(d) hereof (all of such expenses referred to as "Registration Expenses"), shall be paid by the Company;
                         ---------------------
provided, however, that if an offering pursuant to any registration commenced
--------  -------
pursuant to Sections 2 or 3 hereof is abandoned by the Investor (other than by reasons of adverse information pertaining to the Company's business affairs or financial. position unknown to the Investor prior to the commencement of such registration proceedings), the Investor shall bear pro rata and pay on demand any costs incurred by the Company in conjunction with such registration. In either event, the number of registrations to which the Investor is entitled pursuant to Sections 2 and 3 hereof shall not be reduced thereby.

     7.   Indemnification.
          ---------------

          (a) The Company shall indemnify and hold harmless the Investor, each underwriter (as defined in the Securities Act), and each other Person, if any, who controls (within the meaning of the Securities Act) the Investor or the underwriter (individually and collectively, the "Indemnified Person") against
                                                 ------------------
any losses, claims, damages or liabilities (collectively, the "liability"),
                                                               ---------
joint or several, to which such Indemnified Person may become subject under the Securities Act or any other statute or at common law, insofar as such liability (or action in respect thereof) arises out of or is based upon (i) any untrue statement or alleged untrue statement of any material fact contained, on the effective date thereof, in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus or final prospectus contained therein, any document incorporated or deemed incorporated therein by reference, or any amendment or supplement thereto, or
(ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading regardless of any investigation made by or on behalf of such Indemnified Person. Except as otherwise provided in Section 7(d) hereof, the Company shall reimburse each such Indemnified Person in connection with investigating or defending any such liability; provided, however, that the Company shall not be liable to any
                --------  -------
Indemnified Person in any such case to the extent that any such liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, preliminary or final prospectus, incorporated document or amendment or supplement thereto in reliance upon and in conformity with information furnished in writing to the Company by such Indemnified Person specifically for use therein; and provided
                                                                     --------
further, that the Company shall not be required to indemnify any Indemnified
-------
Person against any liability arising from any untrue or misleading statement or omission contained in any preliminary prospectus if such deficiency is corrected in the final prospectus or for any liability which arises out of the failure of any Indemnified Person to deliver a prospectus as required by the Securities Act.

          (b) If the Investor is a selling holder of any securities included in a registration being effected pursuant hereto, the Investor shall indemnify and hold harmless each other selling holder of any securities, the Company, its directors and officers, each underwriter and each other Person, if any, who controls the Company or such underwriter (individually and collectively also the "Indemnified Person"), against any liability, joint or several, to which any
 ------------------
such Indemnified Person may become subject under the Securities Act or any other statute or at common law, insofar as such liability (or actions in respect thereof) arises out of or is based upon (i) any untrue statement or alleged untrue statement of any material fact contained, on the effective date thereof, in any registration statement under which securities were registered under the Securities Act at the request of the Investor, any preliminary prospectus or final prospectus contained therein, any document incorporated or deemed incorporated therein by reference, or any amendment or supplement thereto, or
(ii) any omission or alleged omission by the Investor
to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in the case of (i) and (ii) to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in such registration statement, preliminary or final prospectus, incorporated document, amendment or supplement thereto in reliance upon and in conformity with information furnished in writing to the Company by the Investor specifically for use therein. The Investor shall reimburse any Indemnified Person for any legal fees incurred in investigating or defending any such liability' provided, however, that the
                                               --------  -------
Investor's obligations hereunder shall be limited to an amount equal to the net proceeds to the Investor from securities sold in any such registration; and provided further, however, that the Investor shall not be required to indemnify
-------- -------  -------
any Indemnified Person against any liability arising from any untrue or misleading statement or omission contained in any preliminary prospectus if such deficiency is corrected in the final prospectus or for any liability which arises out of the failure of any Indemnified Person to deliver a prospectus as required by the Securities Act.

          (c) Indemnification similar to that specified in Sections 7(a) and (b) hereof shall be given by the Company and the Investor (with such modifications as may be appropriate) with respect to any required registration or other qualification of their securities under any federal or state law or regulation of governmental authority other than the Securities Act.

          (d) In the event the Company, the Investor or any other Person receives a complaint, claim or other notice of any liability or action, giving rise to a claim for indemnification under Sections 7(a), (b) or (c) hereof, the Person claiming indemnification under such paragraphs shall promptly notify the Person against whom indemnification is sought of such complaint, notice, claim or action, and such indemnifying Person shall have the right to investigate and defend any such loss, claim, damage, liability or action. The Person claiming indemnification shall have the right to employ separate counsel in any such action and to participate in the defense thereof but the fees and expenses of such counsel shall not be at the expense of the Person against whom indemnification is sought (unless the indemnifying party fails to promptly defend, in which case the fees and expenses of such separate counsel shall be borne by the Person against whom indemnification is sought). In no event shall a Person against whom indemnification is sought be obligated to indemnify any Person for any settlement of any claim or action effected without the indemnifying Person's prior written consent.

     8.   Compliance with Rule 144 .  As long as the Company (i) has registered
          -------------------------
a class of securities under Section 12 of the Exchange Act or (ii) is filing reports under Section 13 or 15(d) of the Exchange Act, the Company will use commercially reasonable efforts thereafter to file with the Commission such information as is required under the Exchange Act for so long as the Investor holds Registrable Securities; and in such event, the Company shall use commercially reasonable efforts to take all action as may be required as a condition to the availability to the Investor of Rule 144 under the Securities Act (or any comparable successor rules). The Company shall furnish to the Investor upon request a written statement executed by the Company as to the steps it has taken to comply with the current public information requirement of Rule 144 (or such comparable successor rules). The Company shall use commercially reasonable efforts to facilitate and expedite transfers of the Investor's Registrable Securities pursuant to Rule 144 under the Securities Act, which efforts shall include timely notice to its transfer agent to expedite such transfers of Registrable Securities.

     9.   Amendments.  The provisions of this Agreement may be amended, and the
          ----------
Company may take any action herein prohibited or omit to perform any act herein required to be performed by it, only if the Company has obtained the written consent of the Investor.

     10.  Transferability of Registration Rights . The registration rights set
          ---------------------------------------
forth in this Agreement are transferable only to a transferee to whom all Registrable Securities of the Investor have been transferred. Each subsequent holder of Registrable Securities must consent in writing to be bound by the terms and conditions of this Agreement in order to acquire the rights granted pursuant to this Agreement.

     11.  Certain Investor Covenants . Notwithstanding anything to the contrary
          ---------------------------
expressed or implied herein, (a) to the extent that the Investor participates in any registration provided for hereunder, the Investor shall provide the Company with information regarding itself, its Registrable Securities and the distribution proposed by the Investor when registered, and (b) the Investor shall not obtain or seek an injunction restraining or otherwise delaying any registration referred to in this Agreement as a result of any controversy arising out of the interpretation or implementation of this Agreement.

     12.  Miscellaneous.
          -------------

          (a) All notices, requests, demands and other communications provided for hereunder shall be in writing and mailed (by first class registered or certified mail, postage prepaid), telegraphed, sent by express overnight courier service or electronic facsimile transmission (with a copy by mail), or delivered to the applicable party at the addresses indicated below:

     If to the Company:

          USSEARCH.com Inc.
          5401 Beethoven Street
          Los Angeles, CA 90066
          Attention: General Counsel
          Fax Number: (310) 578-5649

     If to the Investor:

          InfoSpace, Inc.
          601 108/th/ Street, N.E.
          Suite 1200
          Bellevue, WA 98004
          Attention: General Counsel
          Fax Number: (425) 201-6167

or, as to each of the foregoing, at such other address as shall be designated by such Person in a written notice to other parties complying as to delivery with the terms of this subsection (a). All such notices, requests, demands and other communications shall, when mailed, telegraphed or sent, respectively, be effective (i) three business days after being deposited in the mails or (ii) one
(1) day after being delivered (3) deposited with the express overnight courier service or sent by electronic facsimile transmission, respectively, addressed as aforesaid.

          (b) This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without application of the conflict of laws principles thereof.

          (c) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          (d) If any provision of this Agreement shall be held to be illegal, invalid or unenforceable, such illegality, invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render illegal, invalid or unenforceable any other provision of this Agreement, and this Agreement shall be carried out as if any such illegal, invalid or unenforceable provision were not contained herein.

     IN WITNESS WHEREOF, the parties hereto have caused this Registration Rights Agreement to be duly executed as of the date first set forth above.


                                                  COMPANY:

                                                  USSEARCH.com INC.



                                                  By: /s/ Karol Pollock
                                                     --------------------------
                                                  Name: Karol Pollock
                                                       ------------------------
                                                  Its: General Counsel
                                                      -------------------------

                                                  INVESTOR:

                                                  InfoSpace, Inc.

                                                  By: /s/ Tammy D. Halstead
                                                     --------------------------
                                                  Name: Tammy D. Halstead
                                                       ------------------------
                                                  Its: SUP & CAO
                                                      -------------------------
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